MANAGEMENT SERVICES AGREEMENT

This Management Services Agreement (the "Agreement"), EFFECTIVE AS OF October 1, 1996, is made and entered into by and between EIF Holdings, Inc.. a Hawaii Corporation ("EIFH"), and American Eco Corporation, an Ontario Canada Corporation ("AEC").

WHEREAS, EIFH is desirous of retaining AEC to obtain financing, provide marketing services and manage day-to-day operations of EIFH, in accordance with the terms and provisions of this Agreement; and

WHEREAS, AEC is desirous of entering into this Agreement for the purpose of furnishing the personnel and services required pursuant to the terms hereof, and AEC has the necessary expertise, personnel and other support services reasonably necessary to perform the services described herein.

NOW, THEREFORE, in consideration of the premises recited above and the mutual covenants and undertakings described below, it is agreed as follows:

1. AEC shall act on behalf of EIFH as a consultant to assist EIFH and its personnel in conducting its operations, such as consulting services to include, without limitation, the following:

     i.   Providing  strategic planning and day-to-day management of operations;
     ii. Assisting EIFH in obtaining favorable financing, including but not limited to providing any necessary guarantees;
     iii. Providing marketing services and support;
     iv.  Recruiting, hiring and training EIFH's management and personnel.

2. AEC shall have the exclusive right to designate the personnel who shall perform the services on behalf of AEC hereunder, provided that such personnel shall have necessary qualifications to perform said services on behalf of AEC hereunder.

3. The compensation to be paid by EIFH to AEC for services to be performed pursuant to this agreement shall be $1,000,000 per quarter.

4. Either EIFH or AEC may terminate this Agreement, after giving the other party thirty (30) days notice. The compensation set forth in 3. Shall be pro-rated through the effective date of termination.

5. EIFH hereby indemnifies, holds harmless and protects AEC from and against any and all claims, causes of action, damages, expenses or losses whatsoever, arising directly or indirectly out of any activity, undertaking, warranty or agreement of EIFH accruing or in existence prior to the effective date of this Agreement or with respect to any activity, undertaking warranty or agreement of EIFH arising or accruing at any time without the prior notice, participation or knowledge of AEC.

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6. The  provisions  hereof  shall be binding  upon and inure the  benefit of the parties hereto and their respective legal representation, successors and assigns.

7. The parties agree to, from time to time and at the request of either party, to execute such other documents and matters to further evidence the agreements and undertakings set forth herein.

8. This Agreement shall be governed by and enforceable under the laws of the State of Texas.

9. Each party represents to the other that the party executing the Agreement has proper corporate authorization to do so.


In evidence whereof, the parties have caused this Agreement to be duly executed by their respective authorized representatives, as of the date set forth above.

                                                 EIF HOLDINGS, INC.

                                                 By:    /s/ David L. Norris
                                                        ------------------------
                                                 Name:  David L. Norris
                                                        ------------------------
                                                 Title: President & CEO
                                                        ------------------------

                                                 AMERICAN ECO CORPORATION

                                                 By:    /s/ Michael E. McGinnis
                                                        ------------------------
                                                 Name:  Michael E. McGinnis
                                                        ------------------------
                                                 Title: President & CEO
                                                        ------------------------

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